EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 28th day of June 1994.


                                               /s/ William D. Van Dyke III
                                               ---------------------------
                                                 William D. Van Dyke III

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 27th day of June 1994.

                                               /s/ Hendrik C. van Baaren
                                               -------------------------
                                                 Hendrik C. van Baaren

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 23rd day of June 1994.

                                               /s/ Henry P. van Ameringen
                                               --------------------------
                                                 Henry P. van Ameringen

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 23rd day of June 1994.

                                               /s/ George Rowe, Jr.
                                               --------------------
                                                 George Rowe, Jr.

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 26th day of June 1994.

                                               /s/ Richard M. Furlaud
                                               ----------------------
                                                 Richard M. Furlaud

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 23rd day of June 1994.

                                               /s/ Robin Chandler Duke
                                               -----------------------
                                                 Robin Chandler Duke

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 27th day of June 1994.

                                               /s/ Margaret Hayes Adame
                                               ------------------------
                                                 Margaret Hayes Adame

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 22nd day of June 1994.

                                               /s/ Thomas H. Hoppel
                                               --------------------
                                                 Thomas H. Hoppel

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 27th day of June 1994.

                                               /s/ Stanley M. Rumbough, Jr.
                                               ----------------------------
                                                Stanley M. Rumbough, Jr.

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form for the registration of shares of the Corporation's Common Stock issued and to be issued and interests to be offered or sold pursuant to the Corporation's Retirement Investment Fund Plan, hereby constitutes and appoints George Rowe, Jr. and Stephen A. Block his (her) lawful attorneys-in-fact and agents, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his(her) name, place and stead to sign in any and all capacities such new Registration Statement, any and all amendments thereto (including any post-effective amendment), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto such attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do in person, hereby ratifying and confirming the acts of such attorneys and each of them, and confirming all that such said attorneys-in-fact and agents, or their substitutes may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 29th day of June 1994.

                                               /s/ Eugene P. Grisanti
                                               -------------------------
                                                  Eugene P. Grisanti